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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

    CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2001

NATIONAL MERCANTILE BANCORP
(Exact name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	0-15982 (Commission File Number)	95-3819685 (IRS Employer Identification No.)

1840 Century Park East
Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 277-2265
(Registrant's Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

    Reference is made to the press release of the Registrant issued on October 26, 2001 which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  EXHIBITS

99.1
Press release issued October 26, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Dated: October 30, 2001	By:	/s/ DAVID R. BROWN David R. Brown Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued October 26, 2001

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Form 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX